CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Form 11-K of our report dated May 26, 1995 included in the Northeast Utilities Service Company Supplemental Retirement and Savings Plan's previously filed Registration Statement File No. 33-44814.







                                   /s/Arthur Andersen & Co.
                                   ARTHUR ANDERSEN & CO.







Hartford, Connecticut
June 26, 1995

















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